BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated May 20, 2019

to the Prospectuses and Statement of Additional Information (the “SAI”) of the Fund,

dated November 28, 2018

Effective immediately the Fund’s Prospectuses and SAI are amended as follows:

The section of the Fund’s Prospectuses entitled “Details About the Fund—How the Fund Invests—Other Strategies” is amended to add the following investment strategy:

•

Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. The Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions (described below) will be aggregated for purposes of this investment limitation.

The list of certain other risks associated with the Fund’s investments and investment strategies in the section of the Fund’s Prospectuses entitled “Details About the Fund—Investment Risks—Principal Risks of Investing in the Fund” is amended to add the following investment risk:

•

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

The chart listing investments and investment strategies in the section of the SAI entitled “Part I: Information about BlackRock Equity Dividend Fund—Investment Objectives and Policies” is amended to reflect that the Fund may invest in reverse repurchase agreements, as follows:

BlackRock Equity Dividend Fund
Reverse Repurchase Agreements	X

Shareholders should retain this Supplement for future reference.

PRSAI-10559-0519SUP